EXHIBIT (g)

Consents

CONSENT

I hereby consent to the use of (i) the Chief Executive’s Report found on pages 7-8 of the Queensland Treasury Corporation’s Consolidated Financial Statements for the year ended June 30, 2012 (the “Consolidated Financial Statements”), (ii) the Certificate of the Queensland Treasury Corporation dated August 19, 2012, found on page 62 of the Consolidated Financial Statements and (iii) the Management Report for the year ended June 30, 2012, dated August 19, 2012, found on page 65 of the Consolidated Financial Statements, which Consolidated Financial Statements are hereby filed as exhibit (c)(i) in the Form 18-K to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated December 10, 2009 filed by Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File no. 333-147600).

By:	/s/ Philip Noble
Mr. Philip Noble
Chief Executive
Queensland Treasury Corporation

Date: January 18, 2013

CONSENT

I hereby consent to the use of (i) the Chairman’s Overview found on page 6 of the Queensland Treasury Corporation’s Consolidated Financial Statements for the year ended June 30, 2012 (the “Consolidated Financial Statements”), (ii) the Certificate of the Queensland Treasury Corporation dated August 19, 2012, found on page 62 of the Consolidated Financial Statements and (iii) the Management Report for the year ended June 30, 2012, dated August 19, 2012, found on page 65 of the Consolidated Financial Statements, which Consolidated Financial Statements are hereby filed as exhibit (c)(i) in the Form 18-K to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated December 10, 2009 filed by Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File no. 333-147600).

By:	/s/ Gerard Bradley
Mr. Gerard Bradley
Chairman, Queensland Treasury Corporation

Date: January 18, 2013

CONSENT

I hereby consent to the use of the Auditor General’s title under the heading “Experts and Public Official Documents” in connection with the information specified with respect to the Auditor General under such heading and to the use of the Report, dated August 20, 2012, found on pages 63-64 of Queensland Treasury Corporation’s Consolidated Financial Statements, hereby filed as exhibit (c)(i) and the Report, dated December 14, 2012, found on pages 6-98 to 6-99 of the Government of Queensland’s Consolidated Financial Statements, hereby filed as exhibit (c)(ii) in the Form 18-K to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated December 10, 2009 filed by Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File no. 333-147600).

By:	/s/ Andrew Greaves
Mr. Andrew Greaves
Auditor-General, State of Queensland

Date: January 18 , 2013